UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 4, 2023

EASTMAN CHEMICAL COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive

Kingsport, Tennessee 37662

(Address of Principal Executive Offices) (Zip Code)

(423) 229-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMN	New York Stock Exchange
1.50% Notes Due 2023	EMN23	New York Stock Exchange
1.875% Notes Due 2026	EMN26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2023 Annual Meeting of the Stockholders (the “Annual Meeting”) of Eastman Chemical Company (the “Company”) was held on May 4, 2023. There were 119,138,025 shares of common stock outstanding and entitled to be voted, and of those shares 103,367,988 were represented virtually or by proxy, at the Annual Meeting.

Five items of business were considered by stockholders at the Annual Meeting:

•	election of twelve directors to serve until the Annual Meeting of Stockholders in 2024, and until their successors are duly elected and qualified;

•	ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023;

•	advisory vote on executive compensation (the “say-on-pay” vote) as disclosed in the 2023 Annual Meeting Proxy Statement (the “Proxy Statement”);

•	advisory vote on the frequency of the vote on executive compensation; and

•	advisory vote on a stockholder proposal regarding an independent Board Chair.

1.	The results of the voting on the election of directors were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Humberto P. Alfonso	81,893,312	11,825,258	201,799	9,447,619
Brett D. Begemann	87,006,612	6,711,175	202,581	9,447,620
Eric L. Butler	93,076,782	633,925	209,667	9,447,614
Mark J. Costa	86,912,844	6,341,955	665,570	9,447,619
Edward L. Doheny II	92,519,382	1,197,190	203,800	9,447,616
Linnie M. Haynesworth	92,844,459	873,461	202,452	9,447,616
Julie F. Holder	88,636,197	5,083,365	200,807	9,447,619
Renée J. Hornbaker	88,297,840	5,419,783	202,745	9,447,620
Kim Ann Mink	92,543,407	1,184,051	192,915	9,447,615
James J. O’Brien	89,516,738	4,199,641	203,991	9,447,618
David W. Raisbeck	87,217,859	6,501,172	201,338	9,447,619
Charles K. Stevens III	92,464,730	1,249,396	206,244	9,447,618

Accordingly, each of the twelve nominees received a majority of votes cast in favor of that director’s election and was elected.

2.	The results of the voting on the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2023 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,528,763	9,652,526	186,699	0

Accordingly, a majority of votes cast on the ratification of the appointment of the independent registered public accounting firm were in favor of the proposal and the appointment of PricewaterhouseCoopers LLP was ratified.

3.	The results of the voting on the advisory “say-on-pay” vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,769,897	7,626,458	524,003	9,447,630

Accordingly, a majority of votes cast in the advisory “say-on-pay” vote were “for” approval of the executive compensation as disclosed in the Proxy Statement.

4.	The results of the voting on the advisory vote on the frequency of the “say-on-pay” vote were as follows:

Votes For “One Year”	Votes For “Two Years”	Votes For “Three Years”	Abstentions	Broker Non-Votes
90,892,578	133,386	2,634,616	259,776	9,447,632

Accordingly, a majority of votes cast on the advisory vote on the frequency of the “say-on-pay” vote were for such vote to continue to occur every year. In accordance with the Board of Directors’ recommendation, and based on the results of this advisory vote, the Company will continue to hold an annual advisory vote on executive compensation.

5.	The results of the voting on the advisory stockholder proposal regarding an independent Board Chair were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,227,935	66,378,997	313,428	9,447,628

Accordingly, a majority of votes cast on this stockholder proposal were not in favor of the advisory proposal and the proposal was not adopted.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Eastman Chemical Company

By:	/s/ Kellye L. Walker
Kellye L. Walker
Executive Vice President, Chief Legal Officer and Corporate Secretary
Date: May 9, 2023

4